UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 18, 2014

Penske Automotive Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan		48302
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-648-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The disclosure under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 21, 2014, we completed our previously announced offering of $300,000,000 aggregate principal amount of 5.375% Senior Subordinated Notes due 2024 and related subsidiary guarantees (collectively, the "Notes"). The Notes are governed by an indenture, dated November 21, 2014, as supplemented by the First Supplemental Indenture thereto, dated as of November 21, 2014, between us, the Guarantors as listed therein, and The Bank of New York Mellon Trust Company, N.A., as Trustee (as supplemented, the "Indenture") for the benefit of the holders of each Note. The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement filed on January 16, 2014 on Form S-3, File No. 333-193394, as amended on November 18, 2014.

The net proceeds from the offering (after underwriters' discounts and estimated expenses) were approximately $295.5 million. As previously disclosed, the Company intends to use the net proceeds of the offering to repay indebtedness outstanding under the Company's U.S. credit agreement, for general working capital purposes and to pay fees and expenses in connection with the offering.

Interest on the Notes is payable semiannually on June 1 and December 1 of each year. The Notes mature on December 1, 2024, unless earlier redeemed or purchased by us. The Notes are our unsecured senior subordinated obligations and are guaranteed on an unsecured senior subordinated basis by our existing 100% owned U.S. subsidiaries.

On or after December 1, 2019, we may redeem the Notes for cash at the redemption prices noted in the Indenture, plus any accrued and unpaid interest. We may also redeem up to 40% of the Notes using the proceeds of specified equity offerings at any time prior to December 1, 2017 at a price specified in the Indenture.

If we experience certain "change of control" events specified in the Indenture, holders of the Notes will have the option to require us to purchase for cash all or a portion of their notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest. In addition, if we make certain asset sales and do not reinvest the proceeds thereof or use such proceeds to repay certain debt, we will be required to use the proceeds of such asset sales to make an offer to purchase the Notes at a price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest.

The Indenture restricts our ability to, among other things: incur additional indebtedness; make certain distributions, investments and other restricted payments; create certain liens; sell assets; enter into transactions with affiliates; create restrictions on our ability to receive dividends or other payments from certain subsidiaries; and merge, consolidate or transfer all or substantially all of our assets.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness and certain events of bankruptcy and insolvency.

A copy of the Indenture and First Supplemental Indenture is attached as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and each is hereby incorporated by reference herein. The form of Note (included as an Exhibit to the First Supplemental Indenture filed as Exhibit 4.2 hereto) is filed as Exhibit 4.3 to this Current Report on Form 8-K and is hereby incorporated by reference herein. The descriptions of the material terms of the Indenture and the Notes are qualified in their entirety by reference to such exhibits.

Item 8.01 Other Events.

On November 18, 2014, the Company and the Guarantors entered into an underwriting agreement (the "Underwriting Agreement") with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the underwriters in connection with the offer and sale of the Notes. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by this reference. The representations, warranties, covenants and opinions (collectively, "representations") set forth in the Underwriting Agreement have been made only for purposes of, were and are solely for the benefit of the parties to that agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, the representations were made only as of the date of the applicable agreement or such other date as is specified in such agreement. Moreover, information concerning the subject matter of the representations may change after the date of the applicable agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Underwriting Agreement is included with this filing only to provide investors with information regarding the terms of that agreement, and not to provide investors with any other factual information regarding the parties, their respective affiliates or their respective businesses, and the investors should not rely on those representations nor will we update those representations. On November 18, 2014, the Company filed with the Securities and Exchange Commission a Prospectus Supplement dated November 18, 2014 in connection with the public offering of the Notes. A final Prospectus Supplement was filed with the Securities and Exchange Commission on November 20, 2014.

Item 9.01 Financial Statements and Exhibits.

Exhibit 1.1 Underwriting Agreement dated November 18, 2014 among the Company, the Guarantors and Merrill Lynch, Pierce, Fenner & Smith, as representative of the several underwriters named therein.

Exhibit 4.1 Indenture dated November 21, 2014 between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee.

Exhibit 4.2 First Supplemental Indenture dated November 21, 2014 among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee.

Exhibit 4.3 Form of 5.375% senior subordinated note due 2024 (included within the First Supplemental Indenture filed as Exhibit 4.2).

Exhibit 5.1 Opinion of Shane M. Spradlin, General Counsel of the Company.

Exhibit 23.1 Consent of Shane M. Spradlin, General Counsel of the Company (contained in Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.

November 21, 2014	By:	/s/ Shane M. Spradlin

Name: Shane M. Spradlin
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated November 18, 2014 among the Company, the Guarantors and Merrill Lynch, Pierce, Fenner & Smith, as representative of the several underwriters named therein.
4.1	Indenture dated November 21, 2014 between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.2	First Supplemental Indenture dated November 21, 2014 among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.3	Form of 5.375% senior subordinated note due 2024 (included within the First Supplemental Indenture filed as Exhibit 4.2).
5.1	Opinion of Shane M. Spradlin, General Counsel of the Company.
23.1	Consent of Shane M. Spradlin, General Counsel of the Company (contained in Exhibit 5.1).